Exhibit 10.13

FORM OF PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT, dated as of [●], 2026 (this “Agreement”), is entered into by and between DPC Holdings Limited (to be named DPC Holdings PLC) a Jersey, Channel Islands company (the “Company”), and [●], a [●] (the “Purchaser”).

WHEREAS, the Company intends to consummate an initial public offering (the “IPO”) of the Company’s ordinary shares, of no par value per share (the “Ordinary Shares”) and list on the New York Stock Exchange, and the Purchaser would like to purchase Ordinary Shares in a concurrent private placement at a price per share equal to the price per share to the public in the IPO.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1. Purchase and Sale.

A. Purchase and Sale of the Private Placement Shares. On the date of the consummation of the IPO (the “Closing Date”), or as soon thereafter as practicable, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company a number of Ordinary Shares (the “Private Placement Shares”) equal to $[●] divided by the price per share to the public in the IPO, rounded up to the nearest whole share, with the aggregate purchase price equal to the product of (x) the number of Private Placement Shares multiplied by (y) price per share to the public in the IPO (such aggregate amount, the “Purchase Price”), which shall be set forth in a written notice delivered by the Company on the date of the pricing of the IPO or as soon as practicable thereafter. The Purchase Price shall be paid by wire transfer of immediately available funds to the Company at least one business day prior to the Closing Date in accordance with the Company’s wiring instructions delivered at least five business days prior to the Closing Date. On the Closing Date, or as soon thereafter as practicable, upon the payment by the Purchaser of the Purchase Price, the Company, at its option, shall deliver a certificate in electronic form evidencing the Private Placement Shares purchased by the Purchaser on such date duly registered in the Purchaser’s name to the Purchaser, or effect such delivery in book-entry form.

Section 2. Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Private Placement Shares, the Company hereby represents and warrants to the Purchaser that:

A. Corporate Organization and Authority. The Company is duly organized, validly existing and, to the extent such concept is recognized under the laws of its jurisdiction of organization, in good standing under the laws of Jersey, Channel Islands and is duly qualified to transact business in such jurisdiction. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement and the Private Placement Shares have been duly authorized by the Company as of the Closing Date. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

(ii) The execution and delivery by the Company of this Agreement and the Private Placement Shares, the issuance and sale of the Private Placement Shares and the fulfillment of, and compliance with, the respective terms hereof and thereof by the Company, do not and will not as of the Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s equity or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Memorandum and Articles of Association of the Company in effect on the date hereof or as may be amended prior to completion of the contemplated IPO, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Private Placement Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof[, and upon registration in the Company’s register of members,] the Purchaser will have good title to the Private Placement Shares, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the lock-up agreement entered into in connection with the IPO, (ii) transfer restrictions under United States federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Purchaser.

D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

E. Regulation D Qualification. Neither the Company nor, to its knowledge, any of its affiliates, members, officers, directors or beneficial shareholders of 20% or more of its outstanding securities, has experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Section 3. Representations, Warranties and Covenants of the Purchaser. As a material inducement to the Company to enter into this Agreement and issue and sell the Private Placement Shares to the Purchaser, the Purchaser hereby represents and warrants to the Company that:

A. Organization and Requisite Authority. The Purchaser possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the terms hereof by the Purchaser does not and shall not as of the Closing Date conflict with or result in a breach by the Purchaser of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which the Purchaser is subject.

C. Investment Representations.

(i) The Purchaser is acquiring the Private Placement Shares (the “Securities”), for the Purchaser’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof except as permitted by applicable United States federal or state securities laws. Notwithstanding the foregoing, the Securities may be distributed to (i) entities and individuals that directly and/or indirectly own equity interests in the Purchaser or (ii) entities in which the Purchaser directly and/or indirectly owns equity interests (the “Affiliated Holders”).

(ii) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act, and the Purchaser has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) under the Securities Act.

(iii) The Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

(iv) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act.

(v) The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii) The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except to the extent the Purchaser is a party to the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE) OR (3) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS.

(viii) The Purchaser has such knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investment in the Securities.

(ix) The Purchaser agrees that for a period of 180 days following the effective date of the Company’s Registration Statement on Form S-1 (File No. 333-296215) (as amended, the “Registration Statement”), it shall not sell or otherwise transfer or dispose of Securities, other than to (A) Affiliated Holders or (B) with the consent of the Company. To the extent any Affiliated Holder has executed and delivered to the Underwriters (as defined in Section 4) a lock-up agreement in connection with the IPO (the “Lock-Up Agreement”), the terms of this Section 3(C)(ix) will be subject to the Lock-Up Agreement, and the Securities received by such Affiliated Holder pursuant to any transfer will be subject to the terms of the Lock-Up Agreement.

Section 4. Conditions of the Purchaser’s Obligations. The obligation of the Purchaser to purchase and pay for the Private Placement Shares is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 hereof shall be true and correct at and as of the Closing Date as though then made.

B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

D. Public Offering of Ordinary Shares. The issuance, sale and settlement of the Ordinary Shares by the Company pursuant to an Underwriting Agreement (the “Underwriting Agreement”) to be entered into by and among the Company and certain underwriters (the “Underwriters”) in connection with the IPO pursuant to the Registration Statement shall have occurred.

Section 5. Conditions of the Company’s Obligations. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 hereof shall be true and correct at and as of the Closing Date as though then made.

B. Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before the Closing Date.

C. Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the issuance and sale of the Private Placement Shares hereunder.

D. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

E. Public Offering of Ordinary Shares. The issuance, sale and settlement of the Ordinary Shares by the Company pursuant to the Underwriting Agreement and the Registration Statement shall have occurred.

Section 6. Termination. This Agreement may be terminated at any time after July 31, 2026 upon the election by either the Company or the Purchaser upon written notice to the other party if the closing of the IPO does not occur prior to such date.

Section 7. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Closing Date.

Section 8. Miscellaneous.

A. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement, other than assignments by the Purchaser to affiliates thereof (including, without limitation one or more of its members, and any Affiliated Holders).

B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York.

F. Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY

DPC Holdings Limited
a Jersey, Channel Islands company

By:
Name:
Title:

PURCHASER

[●]

By:
Name:
Title:

[Signature Page to Private Placement Subscription Agreement]